UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 2007

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005
(Address of principal executive offices)

Registrant’s telephone number, including area code: 646-525-3000

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2007, Brian Bellardo, General Counsel of NYFIX, Inc. (the “Company”), notified the Company that he intends to resign from the Company on or about December 31, 2007 to pursue another opportunity.

On December 14, 2007, Annemarie Tierney accepted an offer to join the Company as General Counsel and Secretary on or about January 14, 2008.  Ms. Tierney has been Assistant General Counsel of NYSE Euronext (which operates the New York Stock Exchange) since 2002.  Prior to joining NYSE Euronext, Ms. Tierney worked for the law firm of Skadden, Arps, Slate, Meagher & Flom LLP and for the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17 2007	NYFIX, INC.

	By:	/s/ Steven R. Vigliotti
Name: Steven R. Vigliotti
Title: Chief Financial Officer and Secretary